Exhibit 10.6(b)
                                                                 ---------------



WHEN RECORDED RETURN TO:

Sheppard, Mullin, Richter & Hampton
333 South Hope Street
Forty-Eighth Floor
Los Angeles, California 90071
Attention: Terry G. Taylor, Esq.


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                   (Space above this line for Recorder's use)

                        FIRST AMENDMENT TO SERIES B DEED
                        OF TRUST AND ASSIGNMENT OF RENTS

        THIS FIRST AMENDMENT TO SERIES B DEED OF TRUST AND ASSIGNMENT OF RENTS ("Series B Trust Deed Amendment") is made as of the 24th day of March, 1986, by and between Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership ("Trustor") and Zond Construction Corporation III, a California corporation ("Beneficiary").

                                 R E C I T A L S

        A. Trustor executed that certain Series B Deed of Trust and Assignment of Rents ("Deed of Trust") dated as of the 7th day of November, 1985, and recorded on November 15, 1985, in the Official Records of Kern County, California ("Official Records") in Book 5816, Page 1437, as Instrument No. 054691, pursuant to which Trustor granted, transferred and assigned to Ticor Title Insurance Company of California, as trustee ("Trustee"), for the benefit of Beneficiary, with power of sale, all right, title, and interest of Trustor in and to all those matters described in Paragraph 1.01 of the Deed of Trust, including without limitation all right, title and interest of Trustor in the documents described in such Paragraph 1.01 as they relate to the "Land" (as defined in Paragraph 1.01(a) and described in Exhibit A attached hereto and made a part hereof) and the "Zond Land" (as defined in Paragraph 1.01(b) and described in Exhibit B attached hereto and made a part hereof).

        B.      Trustor and Beneficiary now desire to amend the Deed of Trust

        NOW, THEREFORE, based on the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Paragraph 1.01(a) of the Deed of Trust is amended to provide that the definition therein of the Series B Wind Park Easement Agreement also shall include the Amended and Restated Series B Wind Park Easement Agreement dated as of March 24, 1986 between Beneficiary and Trustor and recorded concurrently herewith but prior hereto in recording sequence (the "Amended and Restated Series B Wind Park Easement Agreement").

        2. Paragraph 1.01(b) of the Deed of Trust is amended to provide that the definition therein of the Series B Access Agreement also shall include the First Amendment to Grant of Easement (Western Access) (Series B) dated as of March 24, 1986 between Zond Systems, Inc., a California corporation ("Zond"), and Trustor, as it relates to the Land and to the Zond Land as described therein, and recorded concurrently herewith but prior hereto in recording sequence.

        3. Paragraph 1.01(c) of the Deed of Trust is amended to provide that the definition therein of the Series B Grant of Interconnect Easement Agreement also shall include the First Amendment to Grant of Easement (Interconnect) (Series B) dated as of March 24, 1986 between Zond and Trustor, as it relates to the Land and the Zond Land as described therein, and recorded concurrently herewith but prior hereto in recording sequence.

        4.      The following is added as a new subparagraph (e) to paragraph
1.01 of the Deed of Trust:

                (e) To the extent any of the following may constitute an interest in real property: the Turbines described in Section 1.16 of the Amended and Restated Series B Wind Park Easement Agreement, the Related Turbine Equipment described in Section 1.10 of the Amended and Restated Series B Wind Park Easement Agreement and the Power Substation as described in Section 1.8 of the Amended and Restated Series B Wind Park Easement Agreement or any portion thereof.

        5. Trustor and Beneficiary agree that all proceeds of insurance required to be maintained under the provisions of Section 6 of the Purchase Note and Security Agreement (Series B) dated as of November 7, 1985, between Trustor and Beneficiary, as amended by the Amendment to Purchase Note and Security Agreement (Series B) dated as of March 24, 1986, between Trustor and Beneficiary (collectively, the "Revised Purchase Note and Security Agreement (Series B)"), and all awards made to Trustor with respect to the Land, the Turbines, the Related Turbine Equipment and the Power Substation (as such three preceding terms are defined in the Amended and Restated Series B Wind Park Easement Agreement) to which Trustor is entitled under the Amended and Restated Series B Wind Park Easement Agreement as the result of the exercise of the power of eminent domain are hereby assigned to Beneficiary and shall be governed by the provisions of Section 6.5 of the Revised Purchase Note and Security Agreement (Series B).

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

        IN WITNESS WHEREOF, Trustor and Beneficiary have executed this Series B Trust Deed Amendment as of the day and year first written above.

                                      TRUSTOR:

                                      ZOND WINDSYSTEM PARTNERS, LTD.
                                      SERIES 85-B, A CALIFORNIA LIMITED
                                      PARTNERSHIP

                                      By its general partner:

                                      ZOND WINDSYSTEMS MANAGEMENT
                                      CORPORATION IV, a California corporation

DATED:  March 24, 1986                By /s/ Craig A. Anderson
                                         -------------------------------
                                          CRAIG A. ANDERSON
                                          Senior Vice President and
                                          General Counsel

                                      BENEFICIARY:

                                      ZOND CONSTRUCTION CORPORATION III, a
                                      California corporation

DATED:  March 24, 1986                By  /s/ Craig A. Anderson
                                         -------------------------------
                                          CRAIG A. ANDERSON
                                          Senior Vice President and
                                          General Counsel

                     [NOTARIAL ACKNOWLEDGMENT PAGE ATTACHED]

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

STATE OF CALIFORNIA
                           )          ss
COUNTY OF LOS ANGELES

                On March 24, 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared CRAIG A. ANDERSON, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President and General Counsel of Zond Construction Corporation III, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same pursuant to its bylaws or a resolution of its board of directors.

                WITNESS my hand and official seal.

                               Signature  /s/ Nellie Habash  [Notary Seal]
                                         --------------------

STATE OF CALIFORNIA
                           )          ss
COUNTY OF LOS ANGELES

                On March 24, 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared CRAIG A. ANDERSON, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President and General Counsel of Zond Windsystems Management Corporation IV, the corporation that executed the within instrument as the general partner of Zond Windsystems Partners, Ltd. Series 85-B, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the within instrument as such partner and that such partnership executed the same.

                WITNESS my hand and official seal.

                               Signature  /s/ Nellie Habash  [Notary Seal]
                                         --------------------

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

                                    EXHIBIT A
                  TO FIRST AMENDMENT TO SERIES B DEED OF TRUST
                             AND ASSIGNMENT OF RENTS

Legal Description of the "Land"

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED
JULY 23, 1970 IN BOOK 4420, PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF
JULY 27, 1866.

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

                                   EXHIBIT B
                  TO FIRST AMENDMENT TO SERIES B DEED OF TRUST
                             AND ASSIGNMENT OF RENTS

Legal Description of the "Zond Land":

A. ALL OF FRACTIONAL SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

B THE NORTH HALF, SOUTH HALF OF THE SOUTHEAST QUARTER, NORTH-EAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

        EXCEPT THAT PORTION IN DRY SALT LAKE AS SAID LAKE IS SO DESIGNATED AND SHOWN UPON THE OFFICE SURVEY OF SAID TOWNSHIP RETURNED TO THE GENERAL LAND OFFICE AT WASHINGTON, D.C. AND APPROVED BY THE SURVEYOR GENERAL OF CALIFORNIA ON MAY 14, 1856.

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